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                                                                     EXHIBIT 4.1

                       FORM OF COMMON STOCK CERTIFICATE

[LOGO]
NUMBER
SHARES
MDA-
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 559181 10 2

THIS CERTIFIES THAT _____________________________ is the record holder of FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE PER SHARE OF MAGMA DESIGN AUTOMATION, INC. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[Roy E. Jewell]
PRESIDENT
[SEAL]

[Rajeev Madhavan]
SECRETARY
COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
__________________________
__________________________
AND REGISTRAR,
BY:

AUTHORIZED SIGNATURE
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This Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common
TEN ENT- as tenants by the entireties
JT TEN- as joint tenants with right of
survivorship and not as tenants
in common


UNIF GIFT MIN ACT- _______________ Custodian ______________
                       (Cust)                    (Minor)
under Uniform Gift to Minors
Act _________
     (State)
UNIF TRF MIN ACT- _________ Custodian (until age ______________)
                    (Cust)
__________ under Uniform Transfers
(Minor)
to Minors Act ____________
                (State)
Additional abbreviations may also be used though not in the above list.

For Value Received, ___________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE Shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

X _______________________________

X _______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:
By ____________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.